EXHIBIT  23.1



                   CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 18, 1999 relating to the consolidated financial statements of Peter Kiewit Sons', Inc., which appears in Peter Kiewit Sons', Inc.'s Annual Report on Form 10-K for the year ended December 26, 1998.



                                 /s/  PricewaterhouseCoopers LLP
                                 PRICEWATERHOUSECOOPERS LLP
Omaha, Nebraska
October 4, 1999